UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/17/2002

Koss Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-3295

DE	39-1168275
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4129 North Port Washington Avenue, Milwaukee, WI 53212
(Address of principal executive offices, including zip code)

(414) 964-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On October 17, 2002, the Board of Directors of Koss Corporation approved a reduction in the minimum number of Board members outlined in the By-Laws of Koss Corporation from six to five. A copy of the Amendment to Section 3.01 of the Amended and Restated By-Laws of Koss Corporation is being filed as Exhibit 3.3 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit 3.3        Amendment to Section 3.01 of the Amended and Restated By-Laws of Koss Corporation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Koss Corporation

Date: March 09, 2006	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer, President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.3	Amendment to Section 3.01 of the Amended and Restated By-Laws of Koss Corporation